Lease accounting	12 Months Ended
Dec. 31, 2020
Leases [Abstract]
Lease Accounting
14	Lease accounting

The Group adopted ASC 842 as of January 1, 2019. As part of the implementation, the Group recognized its lease liabilities, including the current and non-current portions, within its consolidated balance sheets as of the adoption date, which represents the present value of the Group’s obligation related to the estimated future lease payments. The Group also recognized ROU assets which represent the right to use the leased assets over the period of individual leases. The ROU assets were calculated as the lease liabilities less any asset or liability balances that existed at the time of adoption. The amortization expense of ROU assets amounted to US$1,548 and US$1,930 for the years ended December 31, 2019 and 2020, respectively.

The lease term is generally specified in lease agreements, however certain agreements provide for lease term extensions or early termination options. To determine the period for the estimated future lease payments, the Group evaluates whether it is reasonably certain that it will exercise the option at the commencement date and periodically thereafter. The lease terms of the Group’s operating leases generally ranged from 12 to 60 months (2019: 12 to 39 months), and the weighted average remaining lease term as of December 31, 2020 was 13 months (2019: 18 months).

To determine the estimated future lease payments, the Group reviews each of its lease agreements to identify the various payment components. The Group includes only the actual lease components in its determination of future lease payments for all the leases. Once the estimated future lease payments are determined, the Group uses a discount rate to calculate the present value of the future lease payments. As of December 31, 2020, a weighted average discount rate of 6.5% (2019: 7%) has been applied to the remaining lease payments to calculate the lease liabilities included within the consolidated balance sheets. This represents the incremental borrowing rate the Group would be subject to on borrowings from its available revolving debt agreements.

The following table presents the maturity of the Group’s operating lease liabilities as of December 31, 2020.

2021	2,108
2022	1,120
2023	304
Total operating lease payments (undiscounted)	3,532
Less: Imputed interest	(204)
Total operating lease liabilities (discounted)	3,328

14	Lease accounting (Continued)

Lease expenses for these leases are recognized on a straight-line basis over the lease term. For short-term leases over which the Group has elected not to apply the recognition requirements of ASC 842, the Group has recognized the lease payments as expenses on a straight-line basis over the lease term. For the year ended December 31, 2018, total rental expenses under all operating leases was US$2,737. For the years ended December 31, 2019 and 2020, total lease cost is comprised of the following:

	For the years ended December 31,
	2019	2020
Relating to the operating lease liabilities	1,721	2,155
Relating to short-term leases	887	912
	2,608	3,067

Supplemental cash flow information related to operating leases for the year ended December 31, 2020 was as follows:

	For the years ended December 31,
	2019	2020
Cash payments for amounts included in the measurement of operating lease liabilities	2,449	3,067
Right-of-use assets obtained in exchange for operating lease liabilities	3,199	2,710